                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 1, 1996
                                                -------------------------------

                              SOLECTRON CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         CALIFORNIA                2-33228-40                  94-2447045
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)           File Number)             Identification No.)



777 GIBRALTAR DRIVE, MILPITAS, CALIFORNIA                                  95035
-------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code     (408) 957-8500
                                                   ----------------------------

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

SENIOR NOTES OFFERING

     The information which is set forth in the Registrant's News Release dated March 1, 1996 is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.1 Text of Press Release dated March 1, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 15, 1996                   SOLECTRON CORPORATION



                                        /s/ Susan S. Wang
                                        --------------------------------------
                                        Susan S. Wang
                                        Senior Vice President, Chief
                                          Financial Officer and Secretary

                                INDEX TO EXHIBITS

                                                                  Sequentially
Exhibit                      Description                            Numbered
-------                      -----------                              Page
                                                                  ------------

99.1           Text of Press Release dated March 1, 1996               5